                                                                    EXHIBIT 99.1
                           [Bank of Southern Oregon's
                             Form 15 Deregistration
              filed with the Federal Deposit Insurance Corporation]

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                                                                                                     OMB APPROVAL
                                                                                            -----------------------------
                     FEDERAL DEPOSIT INSURANCE CORPORATION                                  OMB Number:        3235-0167
              REGISTRATION, DISCLOSURE AND SECURITIES OPERATIONS UNIT                       Expires:    October 31, 2001
                          DIVISION OF SUPERVISION                                           Estimated average burden
                             550 17TH STREET N.W.                                           hours per response......1.50
                          WASHINGTON, D.C. 20429
                                                                                            -----------------------------
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                                     FORM 15

      CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER SECTION
   12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR SUSPENSION OF DUTY TO FILE
  REPORTS UNDER SECTIONS 13 AND 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.

                                                  FDIC CERTIFICATE NUMBER: 32975

                            Bank of Southern Oregon
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                1455 East McAndrews Road, Medford, Oregon 97504
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(ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           Common Stock, no par value
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            (TITLE OF EACH CLASS OF SECURITIES COVERED BY THIS FORM)

                                      None
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(TITLES OF ALL OTHER CLASSES OF SECURITIES FOR WHICH A DUTY TO FILE REPORTS
                      UNDER SECTION 13(a) OR 15(d) REMAINS)

         Please place an X in the box(es) to designate the appropriate rule provision(s) relied upon to terminate or suspend the duty to file reports:

            Rule 12g-4(a)(1)(i)   [X]          Rule 12h-3(b)(1)(ii)  [_]
            Rule 12g-4(a)(1)(ii)  [_]          Rule 12h-3(b)(2)(i)   [_]
            Rule 12g-4(a)(2)(i)   [_]          Rule 12h-3(b)(2)(ii)  [_]
            Rule 12g-4(a)(2)(ii)  [_]          Rule 15d-6            [_]
            Rule 12h-3(b)(1)(i)   [X]

         APPROXIMATE NUMBER OF HOLDERS OF RECORD AS OF THE CERTIFICATION OR
NOTICE DATE: One

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bank of Southern Oregon has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.


Dated: May 8, 2000               By: /s/ John L. Anhorn
                                     --------------------------------------
                                     Name:    John L. Anhorn
                                     Title:   President and Chief Executive
                                              Officer of Bank of Southern Oregon